UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2019

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

Item 8.01Other Events.

On April 18, 2019, Sotherly Hotels LP (the “Operating Partnership”), whose sole general partner is Sotherly Hotels Inc., notified Wilmington Trust, National Association (the “Trustee”) of the Operating Partnership’s intent to redeem the entire $25.0 million aggregate principal amount of its 7.25% Senior Unsecured Notes due 2021 (the “Notes”), pursuant to the base indenture dated as of February 12, 2018 and the first supplemental indenture dated as of February 12, 2018 by and between the Operating Partnership and the Trustee (together, the “Indenture”) on the following terms:

•	The Notes will be redeemed on May 19, 2019 (the “Redemption Date”);

•

The Notes will be redeemed at a redemption price equal to 101% of the principal amount of the Notes, plus any accrued and unpaid interest to, but not including, the Redemption Date (the “Redemption Price”);

•	The paying agent is Wilmington Trust, National Association (“Paying Agent”), whose address is Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890;

•	The Notes must be surrendered to the Paying Agent at the above address to collect the Redemption Price; and

•

Unless the Operating Partnership defaults in making the redemption payment, interest on Notes called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the holders of such Notes is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Notes redeemed.

We have instructed the Trustee to send redemption notices and other materials relating to the redemption of the Notes to holders of the Notes on or about April 19, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 19, 2019	SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer
SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer